Emergent BioSolutions Announces Upsize and Pricing of $450 Million of 3.875% Senior Unsecured Notes Due 2028 GAITHERSBURG, Md., August 4, 2020—Emergent BioSolutions Inc. (NYSE:EBS) (the “Company”) announced today that it has priced its offering of $450 million aggregate principal amount of 3.875% Senior Unsecured Notes due 2028 (the “Notes”), representing an increase of $50 million in aggregate principal amount from the initially proposed offering size. The Notes will be fully and unconditionally guaranteed on a senior unsecured basis by all of the Company’s direct and indirect subsidiaries that guarantee debt under its credit facilities. The Company intends to use the net proceeds of the offering to repay the $353 million outstanding under its $600 million revolving credit facility with the remainder to be used for general corporate purposes. The offering is expected to close on August 7, 2020, subject to customary closing conditions. The Notes are being offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act. This press release is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities, and there shall not be any offer to sell, solicitation of an offer to buy or sale of the Notes in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. Any offers of the Notes will be made only by means of an offering memorandum. About Emergent BioSolutions Emergent BioSolutions is a global life sciences company whose mission is to protect and enhance life. Through our specialty products and contract development and manufacturing services, we are dedicated to providing solutions that address public health threats. Through social responsibility, we aim to build healthier and safer communities. We aspire to deliver peace of mind to our patients and customers so they can focus on what’s most important in their lives. In working together, we envision protecting or enhancing 1 billion lives by 2030. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the anticipated completion of the sale and issuance of the Notes and the intended use of proceeds, are forward-looking statements. We generally identify forward-looking statements by using words like "will," "believes," "expects," "anticipates," "intends," "plans," "forecasts," "estimates" and similar expressions. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward- looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the uncertainties related to market conditions, the satisfaction of closing conditions and the completion of the sale and issuance of the Notes on the anticipated terms or at all. In addition, new factors that could cause actual results to differ from our expectations emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. Investor Contact: Robert G. Burrows Vice President, Investor Relations 240-631-3280 BurrowsR@ebsi.com Media Contact: Miko B. Neri Senior Director, Global Communications & Public Affairs 240-631-3392 NeriM@ebsi.com